Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                             Quarter Ended 06/30/04





                       Tanger Factory Outlet Centers, Inc.


                    Supplemental Operating and Financial Data

                                  June 30, 2004

                                     Notice





For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

                                Table of Contents


Section

Portfolio Data:

     Geographic Diversification................................................4
     Property Summary .........................................................5
     Portfolio Occupancy at the End of Each Period.............................6
     Major Tenants ............................................................7
     Lease Expirations as of June 30, 2004.....................................8
     Leasing Activity..........................................................9


Financial Data:

     Consolidated Balance Sheets..............................................10
     Consolidated Statements of Operations....................................11
     FFO and FAD Analysis.....................................................12
     Per Weighted Average Gross Leasable Area (GLA) Analysis..................13
     Unconsolidated Joint Venture Information.................................14
     Debt Outstanding Summary.................................................15
     Future Scheduled Principal Payments......................................16


Investor Information..........................................................17

Geographic Diversification


                              As of June 30, 2004

       State              # of Centers       GLA        % of GLA
------------------------ -------------- ------------- -----------------
South Carolina (1) (2)        3            1,194,881      13%
Georgia                       4              949,190      11%
New York                      1              729,238       8%
Texas                         2              619,976       7%
Alabama (2)                   2              615,250       7%
Delaware (2)                  1              568,787       6%
Tennessee                     2              513,581       6%
Michigan                      2              437,651       5%
Utah (2)                      1              300,602       3%
Connecticut (2)               1              291,051       3%
Missouri                      1              277,883       3%
Iowa                          1              277,230       3%
Oregon (2)                    1              270,280       3%
Illinois (2)                  1              258,114       3%
Pennsylvania                  1              255,152       3%
Louisiana                     1              245,199       3%
New Hampshire (2)             1              227,966       3%
Florida                       1              198,789       2%
North Carolina                2              187,626       2%
Indiana                       1              141,051       2%
Minnesota                     1              134,480       2%
California                    1              108,950       1%
Maine                         2               84,313       1%
--------------------------------------- ------------- --------------------
Total                        34            8,887,240      100%
--------------------------------------- ------------- --------------------


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.

Property Summary - Occupancy at End of Each Period Shown

                                                    %              %               %              %              %
                                Total GLA       Occupied       Occupied        Occupied       Occupied       Occupied
Location                        06/30/04        06/30/04       03/31/04        12/31/03       09/30/03       06/30/03
--------------------------- --------------- -------------- -------------- --------------- -------------- -------------
Riverhead, NY                      729,238            99%            99%            100%            99%           100%
Rehoboth, DE (2)                   568,787            99%            99%             99%            n/a            n/a
Foley, AL (2)                      535,675            99%            97%             99%            n/a            n/a
San Marcos, TX                     442,486            96%            92%            100%            98%            96%
Myrtle Beach, SC (2)               427,388            97%            96%             96%            n/a            n/a
Sevierville, TN                    419,023           100%           100%            100%            99%           100%
Hilton Head, SC (2)                393,094            89%            88%             89%            n/a            n/a
Commerce II, GA                    342,556            97%            92%             96%            94%            97%
Howell, MI                         325,231           100%           100%            100%            99%            99%
Myrtle Beach, SC (1)               374,399           100%           100%            100%           100%           100%
Park City, UT (2)                  300,602            97%            95%             96%            n/a            n/a
Westbrook, CT (2)                  291,051            90%            89%             93%            n/a            n/a
Branson, MO                        277,883           100%            97%            100%           100%            99%
Williamsburg, IA                   277,230            96%            96%             96%            96%            98%
Lincoln City, OR (2)               270,280            93%            93%             92%            n/a            n/a
Tuscola, IL (2)                    258,114            77%            78%             78%            n/a            n/a
Lancaster, PA                      255,152            96%            95%            100%            98%            96%
Locust Grove, GA                   247,454            99%            98%            100%           100%            99%
Gonzales, LA                       245,199            93%            93%             99%            95%            99%
Tilton, NH (2)                     227,966            98%            96%             96%            n/a            n/a
Fort Myers, FL                     198,789            82%            86%             94%            86%            89%
Commerce I, GA                     185,750            68%            69%             77%            74%            71%
Terrell, TX                        177,490            97%            96%            100%            97%            97%
Dalton, GA                         173,430            79%            79%            100%            82%            95%
Seymour, IN                        141,051            82%            80%             77%            75%            74%
North Branch, MN                   134,480            99%           100%            100%           100%            99%
West Branch, MI                    112,420           100%           100%            100%           100%            98%
Barstow, CA                        108,950            95%            88%             87%            87%            80%
Blowing Rock, NC                   105,448           100%            93%            100%           100%            90%
Pigeon Forge, TN                    94,558            93%            88%             93%            97%            97%
Nags Head, NC                       82,178           100%           100%            100%           100%           100%
Boaz, AL                            79,575            97%            97%             97%            97%            92%
Kittery I, ME                       59,694           100%           100%            100%           100%           100%
Kittery II, ME                      24,619           100%           100%            100%           100%           100%
LL Bean, NH                            n/a            n/a           100%            100%            91%            91%
Clover, NH                             n/a            n/a           100%            100%           100%           100%
Casa Grande, AZ                        n/a            n/a            n/a             n/a            79%            88%
--------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Total                            8,887,240            95%            94%             96%            95%            96%
--------------------------- --------------- -------------- -------------- --------------- -------------- --------------



(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.

(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.

Portfolio Occupancy at the End of Each Period (1)


'06/04  '03/04  '12/03  '09/03  '06/03  '03/03  '12/02  '09/02  '06/02
  95%     94%     96%     95%     96%     95%     98%     96%     96%


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Major Tenants (1)


                    Ten Largest Tenants As of June 30, 2004
                                  # of                       % of
        Tenant                  Stores          GLA        Total GLA
--------------------------- ----------- -------------- --------------
The Gap, Inc.                       55        561,740           6.3%
Phillips-Van Heusen                 95        443,084           5.0%
Liz Claiborne                       45        361,943           4.1%
VF Factory Outlet                   30        282,884           3.2%
Reebok International                33        254,002           2.8%
Dress Barn, Inc.                    32        227,319           2.6%
Polo Ralph Lauren                   22        172,104           1.9%
Brown Group Retail                  36        171,908           1.9%
Nike                                11        160,078           1.8%
Sara Lee Corporation                40        157,726           1.8%
--------------------------- ----------- -------------- --------------
Total of All Listed Above          399      2,792,788          31.4%
--------------------------- ----------- -------------- --------------


1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Lease Expirations as of June 30, 2004


                   Percentage of Total Gross Leasable Area (1)

2004   2005    2006    2007    2008    2009    2010   2011   2012   2013   2014+
9.00%  24.00%  18.00%  16.00%  15.00%  10.00%  2.00%  2.00%  2.00%  1.00%  1.00%




                  Percentage of Total Annualized Base Rent (1)

2004   2005    2006    2007    2008    2009    2010   2011   2012   2013   2014+
7.00%  20.00%  20.00%  18.00%  16.00%  10.00%  3.00%  2.00%  2.00%  1.00%  1.00%

1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

     Leasing Activity (1)
                                                                                                                Prior
                                                                                                 Year to       Year to
                                                    03/31/04     06/30/04   09/30/04   12/31/04   Date           Date
------------------------------------------------- ----------- ------------ ---------- ---------- ----------- -------------
Re-tenanted Space:
 Number of leases                                        31             39                           70            60
 Gross leasable area                                130,808        151,154                      281,962       207,371
 New base rent per square foot                       $17.09         $15.95                       $16.48        $17.06
 Prior base rent per square foot                     $16.42         $15.91                       $16.15        $16.59
 Percent increase in rent per square foot              4.1%           0.3%                         2.1%          2.8%

Renewed Space:
 Number of leases                                       169             71                          240           173
 Gross leasable area                                755,832        284,953                    1,040,785       777,339
 New base rent per square foot                       $14.96         $15.02                       $14.97        $13.45
 Prior base rent per square foot                     $13.86         $14.10                       $13.92        $13.29
 Percent increase in rent per square foot              7.9%           6.5%                         7.5%          1.2%

Total Re-tenanted and Renewed Space:
 Number of leases                                       200            110                          310           233
 Gross leasable area                                886,640        436,107                    1,322,747       984,710
 New base rent per square foot                       $15.27         $15.34                       $15.30        $14.21
 Prior base rent per square foot                     $14.24         $14.73                       $14.40        $13.98
 Percent increase in rent per square foot              7.3%           4.2%                         6.2%          1.6%

------------------------------------------------- ------------- ---------- ---------- ---------- ----------- -------------
                                                                                                                Prior
                                                                                                 Year to       Year to
                                                    03/31/04     06/30/04   09/30/04   12/31/04   Date           Date
------------------------------------------------- ------------- ---------- ---------- ---------- ----------- -------------
Stores Opening:
    Number of stores                                    23             43                           66            60
    Gross leasable area                             84,162        148,549                      232,711       194,789
    Base rent per square foot                       $17.26         $18.12                       $17.81        $18.00

Stores Closing:
    Number of stores                                    52             19                           71            69
    Gross leasable area                            170,909         58,131                      229,040       186,726
    Base rent per square foot                       $16.43         $14.91                       $16.04        $16.75

Percent increase in rent per square foot              5.1%          21.5%                        11.0%          7.5%

------------------------------------------------- ------------- ---------- ---------- ---------- ----------- -------------

1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.



      Consolidated Balance Sheets (dollars in thousands)

                                                    06/30/04       03/31/04        12/31/03       09/30/04     06/30/03
-------------------------------------------------- -------------- --------------- -------------- ------------ --------------
Assets
 Rental property
   Land                                            $115,541       $118,933        $119,833        $50,474      $50,474
   Buildings                                        965,394        965,948         958,720        583,269      578,665
   Developments under construction                     --             --              --             --          2,490
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------
 Total rental property                            1,080,935      1,084,881       1,078,553        633,743      631,629
   Accumulated depreciation                        (209,359)      (202,454)       (192,698)      (191,628)    (185,071)
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------
 Total rental property - net                        871,576        882,427         885,855        442,115      446,558
 Cash                                                 8,694         10,781           9,836            209          203
 Deferred charges - net                              64,747         67,114          68,568          9,389        9,398
 Other assets                                        26,963         19,565          23,178         13,666       12,822
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------
Total assets                                       $971,980       $979,887        $987,437       $465,388     $468,972
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------

Liabilities, minority interest & shareholders' equity
 Liabilities
  Debt
   Senior, unsecured notes                         $147,509       $147,509        $147,509       $147,509     $147,509
   Mortgages payable                                366,065        368,087         370,160        172,552      173,188
   Lines of credit                                       --          4,825          22,650          7,272       11,890
 -------------------------------------------------- -------------- --------------- -------------- ------------ ---------------
  Total debt                                        513,574        520,421         540,319        327,333      332,587
  Construction trade payables                         6,300          5,816           4,345          7,188        8,010
  Accounts payable & accruals                        18,579         18,507          18,025         13,949       13,328
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------
Total liabilities                                   538,453        544,744         562,689        348,470      353,925
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------
Minority interest
 Consolidated joint venture                         220,225        220,337         218,148             --           --
 Operating partnership                               38,731         39,524          39,182         26,202       26,231
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------
Total minority interests                            258,956        259,861         257,330         26,202       26,231
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------
Shareholders' equity
 Common shares                                          137            135             130            105          103
 Paid in capital                                    272,459        265,087         250,070        171,747      167,034
 Distributions in excess of net income              (94,603)       (89,916)        (82,737)       (81,063)     (78,224)
 Deferred compensation                               (3,406)            --              --             --           --
 Accum. other comprehensive loss                        (16)           (24)            (45)           (73)         (97)
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------
 Total shareholders' equity                         174,571        175,282         167,418         90,716       88,816
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------
Total liabilities, minority interest &
  shareholders' equity                             $971,980       $979,887        $987,437       $465,388     $468,972
-------------------------------------------------- -------------- --------------- -------------- ------------ ---------------


      Consolidated Statements of Operations (dollars and shares in thousands)

                                                                 Three Months Ended                                   YTD
                                            06/04          03/04        12/03       09/03        06/03        06/04         06/03
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
Revenues
 Base rentals                               $32,440       $31,837      $22,188      $19,580      $19,306      $64,277     $38,361
 Percentage rentals                             957           713        1,459          781          549        1,670         944
 Expense reimbursements                      13,173        12,016        9,138        8,219        8,226       25,189      16,435
 Other income                                 2,395           858        1,042        1,050          791        3,253       1,450
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
  Total revenues                             48,965        45,424       33,827       29,630       28,872       94,389      57,190
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
Expenses
 Property operating                          14,926        13,588       10,674        9,724        9,749       28,514      19,314
 General & administrative                     3,254         3,159        2,189        2,490        2,451        6,413       4,881
 Depreciation & amortization                 13,117        12,312        8,028        6,890        6,880       25,429      13,936
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
  Total expenses                             31,297        29,059       20,891       19,104       19,080       60,356      38,131
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
Operating income                             17,668        16,365       12,936       10,526        9,792       34,033      19,059
 Interest expense                             8,900         8,864        6,779        6,427        6,556       17,764      13,279
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
Income before equity in earnings
 of unconsolidated joint ventures,
 minority interests and discontinued
 operations                                   8,768         7,501        6,157        4,099        3,236        16,269      5,780
Equity in earnings of unconsolidated
 joint ventures                                 275           165          180          267          279          440         372
Minority interests:
 Consolidated joint venture                  (6,619)       (6,593)        (941)          --           --      (13,212)         --
 Operating partnership                         (445)         (199)      (1,166)        (985)        (757)        (644)      (1,306)
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------

Income from continuing operations             1,979           874        4,230        3,381        2,758        2,853        4,846
Discontinued operations (1)                   1,766           138          601          139         (451)       1,904         (348)
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
Net income                                    3,745         1,012        4,831        3,520        2,307        4,757        4,498
Less applicable preferred share
  dividends                                      --            --           --           --         (363)          --         (806)
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
Net income available to common
  shareholders                              $ 3,745       $ 1,012      $ 4,831      $ 3,520      $ 1,944      $ 4,757      $ 3,692
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------

Basic earnings per common share:
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
 Income from continuing operations           $.15         $.06         $.38         $.33         $.25         $.21          $.43
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
 Net income                                  $.28         $.08         $.44         $.34         $.20         $.35          $.39
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------

Diluted earnings per common share:
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
 Income from continuing operations           $.15         $.06         $.38         $.32         $.24         $.21          $.42
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------
 Net income                                  $.28         $.08         $.43         $.33         $.20         $.35          $.38
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------

Weighted average common shares:
 Basic                                      13,504       13,337       11,008       10,404        9,590       13,420        9,387
 Diluted                                    13,594       13,488       11,183       10,623        9,809       13,541        9,615
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ ------------

(1) In accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets", the results of operations for properties sold, including any gain or loss on such sales, have been reported above as discontinued operations for both the current and prior periods presented.


        FFO and FAD Analysis (dollars and shares in thousands)

                                                                Three Months Ended                                   YTD
                                            06/04         03/04        12/03       09/03        06/03        06/04        06/03
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds from operations:
 Net income                                $3,745        $1,012       $4,831      $3,520        $2,307       $4,757       $4,498
 Adjusted for -
   Minority interest in operating
    partnership                               445           199        1,166         985           757          644        1,306
   Minority interest adjustment
    consolidated joint venture               (329)           33          (33)        ---            --         (296)          --
   Minority interest, depreciation
    and amortization in
    discontinued operations                   463            95          281         236          118           558          418
   Depreciation and amortization
    uniquely significant to
    real estate - wholly owned             13,062        12,254        7,967       6,826        6,806        25,316       13,790
   Depreciation and amortization
    uniquely significant to
    real estate - joint ventures              304           300          294         287          266           604          520
  (Gain) Loss on sale of real estate       (2,084)           --         (588)         --          735        (2,084)         735
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds from operations                     $15,606       $13,893      $13,918     $11,854      $10,989       $29,499      $21,267
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds from operations per share              $.94          $.84         $.98        $.87         $.82         $1.78        $1.60
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds available for distribution:
 Funds from operations                    $15,606       $13,893      $13,918     $11,854      $10,989       $29,499      $21,267

 Adjusted For -
  Corporate depreciation
    Excluded above                             55            58           60          64           73           113          147
  Amortization of finance costs               365           367          354         332          309           732          626
  Straight line rent adjustment              (134)          (84)           2          35           55          (218)         112
  Below market rent adjustment               (310)          (60)         (37)         --           --          (370)          --
  Market rate interest adjustment            (635)         (610)        (149)         --           --        (1,245)          --
  2nd generation tenant allowances         (1,595)       (1,521)      (1,457)     (1,860)        (387)       (3,116)       (1,804)
  Capital improvements                     (2,047)       (1,335)      (1,796)       (241)      (1,568)       (3,382)       (2,613)
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds available for distribution          $11,305       $10,708      $10,895     $10,184       $9,471       $22,013      $17,735
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Funds available for distribution
 per share                                   $.68          $.65         $.77        $.75         $.71         $1.33        $1.33
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Dividends paid per share                    $.625         $.615        $.615       $.615        $.615        $1.240       $1.2275
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
FFO payout ratio                              66%           73%          63%         71%           75%          70%           77%
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
FAD payout ratio                              92%           95%          80%         82%           87%          93%           92%
Diluted weighted average common
 shares                                    16,627        16,521       14,216      13,656        13,432       16,574        13,304
-------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

      Per Weighted Average Gross Leasable Area (GLA) Analysis

                                                      Three Months Ended                                             YTD
                                             06/04         03/04        12/03       09/03        06/03        06/04        06/03
------------------------------------------ ---------- ------------ ------------ ------------ ------------ ------------ -------------
GLA open at end of period - (000's)
  Wholly owned                               5,240         5,302        5,299        5,483        5,449        5,240        5,449
  Partially owned consolidated (1)           3,273         3,273        3,273          ---          ---        3,273          ---
  Partially owned  unconsolidated (2)          374           324          324          318          309          374         309
  Managed properties                           434           434          434          457          457          434         457
Total GLA open at end of period              9,321         9,333        9,330        6,258        6,215        9,321       6,215
Weighted average GLA (000's) (3)             8,513         8,512        5,699        5,225        5,201        8,513       5,199
End of period occupancy (1) (2)               95%           94%          96%          95%          96%          95%          95%

        PER SQUARE FOOT
Revenues
 Base rentals                                $3.81        $3.74        $3.89        $3.75        $3.71        $7.55         $7.38
 Percentage rentals                            .11          .09          .26          .15          .11          .20           .18
 Expense reimbursements                       1.55         1.41         1.60         1.57         1.58         2.96          3.16
 Other income                                  .28          .10          .18          .20          .15          .38           .28
------------------------------------------ ---------- ------------ ------------ ------------ ------------ ------------ -------------
    Total revenues                            5.75         5.34         5.93         5.67         5.55        11.09         11.00
------------------------------------------ ---------- ------------ ------------ ------------ ------------ ------------ -------------
Expenses
 Property operating                           1.75         1.60         1.87         1.86         1.88         3.35          3.71
 General & administrative                      .38          .37          .38          .48          .47          .75           .94
 Depreciation & amortization                  1.54         1.45         1.41         1.32         1.32         2.99          2.68
------------------------------------------ ---------- ------------ ------------ ------------ ------------ ------------ -------------
   Total expenses                             3.67         3.42         3.66         3.66         3.67         7.09          7.33
------------------------------------------ ---------- ------------ ------------ ------------ ------------ ------------ -------------
Operating income                              2.08         1.92         2.27         2.01         1.88         4.00          3.67
------------------------------------------ ---------- ------------ ------------ ------------ ------------ ------------ -------------
  Interest expense                            1.05         1.04         1.19         1.23         1.26         2.09          2.56
------------------------------------------ ---------- ------------ ------------ ------------ ------------ ------------ -------------
Income before equity in earnings of
unconsolidated joint ventures, minority
interest and discontinued operations         $1.03         $.88        $1.08         $.78         $.62        $1.91         $1.11
------------------------------------------ ---------- ------------ ------------ ------------ ------------ ------------ -------------

Total revenues less property
operating and general &
administrative expenses ("NOI")              $3.62        $3.37        $3.68        $3.33        $3.20        $6.99         $6.35
------------------------------------------ ---------- ------------ ------------ ------------ ------------ ------------ -------------

(1) Includes the nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.
(2) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(3) Represents GLA of wholly owned and partially owned consolidated operating properties weighted by months of operation. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date. Excludes GLA of properties for which their results are included in discontinued operations.

     Unconsolidated Joint Venture Information -
     Summary Balance Sheets (dollars in thousands)
                                                                                                            Tanger's
                                                                                                           Share as of
                                        06/30/04       03/31/01    12/31/03      09/30/03      06/30/03    06/30/04(1)
------------------------------------- -------------- ------------ ------------ ------------ ------------ ---------------
Assets
 Investment properties at cost - net      $69,955      $67,051      $63,899      $35,200      $35,439         $30,460
 Cash and cash equivalents                  1,381        2,078        4,145        1,377          634             549
 Deferred charges - net                     1,535        1,596        1,652        1,767        1,872             767
 Other assets                               3,879        3,334        3,277        2,900        1,995           1,588
------------------------------------- -------------- ------------ ------------ ------------ ------------ ---------------
Total assets                              $76,750      $74,059      $72,973      $41,244      $39,940         $33,364
------------------------------------- -------------- ------------ ------------ ------------ ------------ ---------------

Liabilities & Owners' Equity
  Mortgage payable                        $57,156      $54,811      $54,683      $29,248      $28,692         $24,383
  Construction trade payables               3,090        2,501        1,164          751        1,026           1,545
  Accounts payable & other liabilities        508          603          564          743          828             254
------------------------------------- -------------- ------------ ------------ ------------ ------------ ---------------
Total liabilities                          60,754       57,915       56,411       30,742       30,546          26,182
Owners' equity                             15,996       16,144       16,562       10,502        9,394           7,182
------------------------------------- -------------- ------------ ------------ ------------ ------------ ---------------
Total liabilities & owners' equity        $76,750      $74,059      $72,973      $41,244      $39,940         $33,364
------------------------------------- -------------- ------------ ------------ ------------ ------------ ---------------

(1) Tanger's portion of investment properties at cost - net, includes $9 million associated with a development property that generates net income considered incidental to its intended future operation as an outlet center. As such, the net income generated from this property is recorded as a reduction to the carrying value of the property and is therefore not included in the summary statement of operations below.


Summary Statements of Operations (dollars in thousands)

                                                   Three Months Ended                                             YTD
                                             06/04        03/04        12/03       09/03        06/03        06/04        06/03

------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Revenues                                    $2,507       $2,075       $2,098       $2,195        $2,158       $4,582       $3,885
------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Expenses
 Property operating                           946          775          760          726           782        1,721        1,486
 General & administrative                      12            1           26            1             3           13           20
 Depreciation & amortization                  631          623          613          599           552        1,254        1,080
------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
  Total expenses                            1,589        1,399        1,399        1,326         1,337        2,988        2,586
------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Operating income                              918          676          699          869           821        1,594        1,299
 Interest expense                             405          380          380          372           294          785          619
------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
Net income                                   $513         $296         $319         $497          $527         $809         $680
------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------

Tanger's share of:
------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------
   Total revenues less property
   operating and general &
   administrative expenses ("NOI")           $774         $650         $656         $734          $687       $1,424       $1,190
   Net income                                $274         $165         $180         $267          $280         $439         $372
   Depreciation (real estate related)        $304         $300         $293         $287          $266         $604         $520
------------------------------------- ------------- ------------ ------------ ------------ ------------- ------------ ------------

Debt Outstanding Summary (dollars in thousands)

                              As of June 30, 2004

                                        Principal    Interest         Maturity
                                        Balance        Rate              Date
------------------------------------- ------------- ------------- --------------
Mortgage debt
 Lancaster, PA                            $13,997       9.770%         04/10/05
 Commerce I, GA                             7,558       9.125%         09/10/05
 Branson, MO                               24,000    Libor + 1.75%     03/26/06
 Commerce II, GA                           29,500    Libor + 1.75%     03/26/06
 Dalton, GA                                10,812       7.875%         04/01/09
 Kittery I, ME                              6,152       7.875%         04/01/09
 San Marcos I, TX                          18,365       7.875%         04/01/09
 San Marcos II, TX                         18,592       7.980%         04/01/09
 West Branch, MI                            6,864       7.875%         04/01/09
 Williamsburg, IA                          18,870       7.875%         04/01/09
 Blowing Rock, NC                           9,443       8.860%         09/01/10
 Nags Head, NC                              6,408       8.860%         09/01/10
 Consolidated JV Debt                     184,896       6.590%         07/10/08
 Premium on Consolidated JV Debt (1)       10,608
------------------------------------- ------------- -------------- -------------
Total mortgage debt                       366,065
------------------------------------- ------------- -------------- -------------

Corporate debt
 Unsecured credit facilities                  ---    Libor + 1.60%      06/30/05
 1997 Senior unsecured notes               47,509       7.875%          10/24/04
 2001 Senior unsecured notes              100,000       9.125%          02/15/08
------------------------------------- ------------- -------------- -------------
Total corporate debt                      147,509
------------------------------------- ------------- -------------- -------------
Total debt                               $513,574
------------------------------------- ------------- -------------- -------------


(1) Represents a premium on mortgage debt with an imputed interest rate of 4.97% assumed in the Charter Oak acquisition joint venture, which is consolidated on Tanger's balance sheet.

Future Scheduled Principal Payments (dollars in thousands)

                As of June 30, 2004

                     Scheduled                         Total
                   Amortization         Balloon      Scheduled
                      Payments         Payments       Payments
------------------------------- ---------------- -------------
2004                    $2,960          $47,509       $50,469
2005                     5,842           20,577        26,419
2006                     5,715           53,500        59,215
2007                     6,140               --         6,140
2008                     4,872          270,351       275,223
2009                       967           70,474        71,441
2010                       181           13,878        14,059
2011                        --               --            --
2012                        --               --            --
2013                        --               --            --
2014 & thereafter           --               --            --
------------------------------- ---------------- -------------
                       $26,677         $476,289      $502,966
Premium on Consolidated JV Debt (1)                    10,608
------------------------------------------------ -------------
                                                     $513,574
----------------------------- ------------------ -------------


(1)  Represents  a  premium  on  mortgage   debt  assumed  in  the  Charter  Oak
     acquisition joint venture, which is consolidated on Tanger's balance sheet.

Investor Information


Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.


Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-3010 ext 6865
Fax:    (336) 297-0931
e-mail:  tangermail@tangeroutlet.com
         ---------------------------
Mail:    Tanger Factory Outlet Centers, Inc.
         3200 Northline Avenue
         Suite 360
         Greensboro, NC  27408




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